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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ____________________



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): October 28, 2004
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                           Programmer's Paradise, Inc.
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             (Exact name of Registrant as specified in its charter)




             Delaware                  000-26408               13-3136104
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  (State of Other Jurisdiction        (Commission            (IRS Employer
         of Incorporation)            File Number)         Identification No.)



   1157 Shrewsbury Avenue, Shrewsbury, New Jersey                07702
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     (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (732) 389-8950
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         Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 and Item 7.01.  Results of  Operations  and  Financial  Condition  and
Regulation FD Disclosure

         On October 28, 2004, Programmer's Paradise, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004. The information contained in the press release, which is attached as Exhibit
99.1 to this report, is incorporated by reference herein and is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PROGRAMMER'S PARADISE, INC.

Dated:  October 28, 2004                   By:     /s/ Simon F. Nynens
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                                                   Simon F. Nynens
                                                   Chief Financial Officer


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                                Index to Exhibits

Exhibit No.        Description
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99.1               Press  Release dated  October 28, 2004  announcing  financial results for the third quarter ended September 30, 2004.